UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 2, 2024
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2024, Encompass Health Corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) at its principal executive office in Birmingham, Alabama. During the Annual Meeting, the stockholders of the Company voted on the following:
1.election of the 10 persons nominated by the Company’s board of directors (the “Board”);
2.ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;
3.approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on April 2, 2024 pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and
4.stockholder proposal requesting a report on effectiveness of diversity, equity and inclusion efforts.
As of the record date for the Annual Meeting, there were 100,693,390 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 94.4% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:
•Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	88,073,606	1,206,413	837,171
Edward M. Christie III	88,829,119	450,779	837,292
Joan E. Herman	87,893,645	1,379,530	844,015
Leslye G. Katz	84,729,987	4,542,542	844,661
Patricia A. Maryland	88,760,994	518,399	837,797
Kevin J. O’Connor	88,536,458	743,505	837,227
Christopher R. Reidy	88,617,608	662,727	836,855
Nancy M. Schlichting	88,733,866	546,825	836,499
Mark J. Tarr	88,734,594	547,270	835,326
Terrance Williams	88,808,997	472,272	835,921

•Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
90,907,122	3,256,357	859,023
•Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
87,432,847	1,824,905	859,438
•Proposal 4, request for a report on effectiveness of diversity, equity and inclusion efforts, did not pass:

Votes For	Votes Against	Votes Abstained
25,936,680	63,282,592	897,918
Proposals 1, 3 and 4 each received 4,905,312 broker non-votes. There were no broker non-votes on Proposal 2.

ITEM 7.01. Regulation FD Disclosure.

Following the Annual Meeting, the Board elected Mr. Greg Carmichael as Chairman of the Board. Mr. Carmichael, currently the executive chairman of the board of directors of City National Bank, a subsidiary of Royal Bank of Canada, has served on the Company’s Board since January 1, 2020.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 6, 2024